EXHIBIT 99.1
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
Accrued Interest Date:                                                                                   Collection Period Ending:
25-Apr-07                                                                                                                  30-Apr-07
Distribution Date:                                BMW VEHICLE OWNER TRUST 2005-A                                           Period #
25-May-07                                         ------------------------------                                                 26

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Balances
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
                                                                         Initial            Period End
     Receivables                                                       $1,500,000,024       $463,685,239
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $17,634,189
     Overcollateralization                                                       $137           $611,483
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000       $148,557,568
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $492,397,640
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $17,506,223
           Receipts of Pre-Paid Principal                                 $10,580,124
           Liquidation Proceeds                                              $383,657
           Principal Balance Allocable to Gross Charge-offs                  $242,396
        Total Principal Reduction                                         $28,712,401

        Interest Collections
           Receipts of Interest                                            $1,614,190
           Servicer Advances                                                  $39,425
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $22,127
           Net Investment Earnings                                            $30,373
        Total Interest Collections                                         $1,706,115

     Total Collections                                                    $30,176,119

     Ending Receivables Outstanding                                      $463,685,239

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $450,569
     Current Period Servicer Advance                                          $39,425
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $489,994

Collection Account
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     Deposits to Collection Account                                       $30,176,119

     Distribution Amounts Due
        Servicing Fees Due                                                   $410,331
        Class A Noteholder Interest Distribution Due                       $1,534,526
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $26,410,514
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                   $611,483
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $410,331
        Amounts Deposited into Note Distribution Account                  $28,676,040
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                 $1,089,747
     Total Distributions from Collection Account                          $30,176,119

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                    $1,089,747
     Total Excess Funds Released to the Depositor                          $1,089,747

Note Distribution Account
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     Amount Deposited from the Collection Account                         $28,676,040
     Interest Distribution to Noteholders                                  $1,654,044
     Principal Distribution to Noteholders                                $27,021,996
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $28,676,040

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $591,118              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance    Per $1,000        Factor
     Class A-1 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-2 Notes                                                               $0                 $0         $0.00         0.00%
     Class A-3 Notes                                                      $27,021,996       $148,557,568       $153.90        84.61%
     Class A-4 Notes                                                               $0       $264,507,000         $0.00       100.00%
     Class B Notes                                                                 $0        $32,375,000         $0.00       100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0            $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0            $0
     Class B Interest Carryover Shortfall                                          $0                 $0            $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       35,027             34,072
     Weighted Average Remaining Term                                            29.34              28.42
     Weighted Average Annual Percentage Rate                                    4.19%              4.18%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $423,269,056             91.28%
        1-29 days                                                         $31,765,110              6.85%
        30-59 days                                                         $5,710,923              1.23%
        60-89 days                                                         $1,636,592              0.35%
        90-119 days                                                          $482,274              0.10%
        120+ days                                                            $821,284              0.18%
        Total                                                            $463,685,239            100.00%
        Delinquent Receivables +30 days past due                           $8,651,073              1.87%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $242,396
        Recoveries for Current Period                                         $22,127
        Net Write-Offs for Current Period                                    $220,269

        Cumulative Realized Losses                                         $6,549,655


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,339,391                 56
        Ending Period Repossessed Receivables Balance                      $1,261,553                 61
        Principal Balance of 90+ Day Repossessed Vehicles                     $35,213                  2


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $18,843,285
     Beginning Period Amount                                              $18,843,285
     Current Distribution Date Required Amount                            $17,634,189
     Current Period Release                                                $1,209,097
     Ending Period Amount                                                 $17,634,189
     Next Distribution Date Required Amount                               $16,464,443

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $30,373
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                               $1,092,791
     Ending Period Target Credit Enhancement OC Amount                       $611,483
     Ending Period Amount                                                    $611,483
     Current Period Release                                                  $481,308


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